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                                                                       EXHIBIT 1
                                                                       ---------
                                   AGREEMENT

     This agreement, dated as of February 12, 2001, is by and among Edward L. Cahill, an individual, David L. Warnock, an individual, Donald W. Hughes, an individual, George Stelljes, III, an individual, Cahill, Warnock Strategic Partners Fund, L.P., a Delaware Limited Partnership, Cahill, Warnock Strategic Partners, L.P., a Delaware Limited Partnership, Strategic Associates, L.P., a Delaware Limited Partnership, and Cahill, Warnock & Company, LLC, a Maryland Limited Liability Company.

     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the parties hereby agree to file a single statement on
Schedule 13D/A on behalf of each of the parties, and hereby further agree to file this Agreement as an exhibit to such statement, as required by such rule.

     Executed and delivered as of the date first above written.

          /s/ Edward L. Cahill
          --------------------
          Edward L. Cahill

          /s/ David L. Warnock
          --------------------
          David L. Warnock


     CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.

     By:  Cahill, Warnock Strategic Partners, L.P.
          Its Sole General Partner

     By:  /s/ Edward L. Cahill
          --------------------
          Edward L. Cahill, General Partner

     By:  /s/ David L. Warnock
          --------------------
          David L. Warnock, General Partner

     CAHILL, WARNOCK STRATEGIC PARTNERS, L.P.

     By:  /s/ Edward L. Cahill
          --------------------
          Edward L. Cahill, General Partner

     By:  /s/ David L. Warnock
          --------------------
          David L. Warnock, General Partner

     STRATEGIC ASSOCIATES, L.P.

     By:  Cahill, Warnock Strategic Partners, L.P.
          Its Sole General Partner

     By:  /s/ Edward L. Cahill
          --------------------
          Edward L. Cahill, General Partner

     By:  /s/ David L. Warnock
          --------------------
          David L. Warnock, General Partner

     CAHILL, WARNOCK & COMPANY, LLC

     By:  /s/ David L. Warnock
          --------------------
          David L. Warnock, Member

          /s/ Donald W. Hughes
          --------------------
          Donald W. Hughes

          /s/ George Stelljes, III
          ------------------------
          George Stelljes, III